SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2002

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events.
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Item 5. Other Events.

     On October 10, 2002, Superconductor Technologies Inc (the “Company”) announced that it has signed an agreement to merge Conductus, Inc into a subsidiary of the Company. The merger is subject to conditions, including the approval of shareholders. The Company also announced that it has commitments from institutional investors for a $15 million private placement which is an investment in the combined company and which will be consummated concurrent with the closing of the merger. The financing consists of the purchase of stock and warrants. A copy of the press release is attached.

Item 7. Exhibits.

10.1	Press Release dated October 10, 2002.

10.2	Agreement and Plan of Merger dated October 10, 2002 by and between the Company STI Acquisition and Conductus Inc.

10.3	Securities Purchase Agreement dated October 10, 2002 by and between the Company and certain investors.

10.4	Form of Warrant Agreement.

10.5	Form of Registration Rights Agreement.

2

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: October 10, 2002	By:	/s/ Martin S. McDermut

Martin S. McDermut Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.

10.1	Press Release dated October 10, 2002.

10.2	Agreement and Plan of Merger dated October 10, 2002 by and between the Company STI Acquisition and Conductus Inc.

10.3	Securities Purchase Agreement dated October 10, 2002 by and between the Company and certain investors.

10.4	Form of Warrant Agreement.

10.5	Form of Registration Rights Agreement.